                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

             FOR ANNUAL MEETING FOR FISCAL YEAR ENDED MARCH 31, 2000


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                                  ASTREX, INC.
                (Name of Registrant as Specified In Its Charter)


            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

     4)   Proposed maximum aggregate value of transaction: __________________


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Fee paid with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No:
         3) Filing Party:
         4) Date Filed:

                                                                August 14, 2000


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Astrex, Inc. for the fiscal year ended March 31, 2000 on Tuesday, September 12, 2000 at 11:00 a.m. at the offices of the Company, 205 Express Street, Plainview, New York.

         The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the postage-paid envelope provided.

         Thank you for your continued interest and cooperation.


                                                 Very truly yours,


        /s/ JOHN C. LORING                        /s/ MICHAEL MCGUIRE
            JOHN C. LORING                            MICHAEL MCGUIRE
            Chairman of  the                          President and
            Board of Directors                        Chief Executive Officer

                                  ASTREX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         Notice is hereby given that the Annual Meeting of Stockholders of Astrex, Inc. (the "Company") for the fiscal year ended March 31, 2000 will be held on Tuesday, September 12, 2000 at 11:00 a.m. EST at the offices of the Company, 205 Express Street, Plainview, New York 11803 for the following purposes:

         (1)    to elect one director, and

         (2) to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

         The holders of record of Common Stock and Preferred Stock, Series B, at 5:00 p.m. EST August 8, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of the Common Stock and Preferred Stock, Series B as of 5:00 p.m. August 8, 2000 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after August 14, 2000 at the Company's offices at 205 Express Street, Plainview, New York, during normal business hours.

                                        By Order of the Board of Directors


                                        /s/LORI A. SARNATARO
                                           LORI A. SARNATARO
                                                Secretary


Dated:  August 14, 2000


                                    IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                                  ASTREX, INC.

                                 PROXY STATEMENT
       FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2000


GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2000 to be held on Tuesday, September 12, 2000 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street, Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

         At 5:00 p.m. EST on August 8, 2000 (the "record date") there were outstanding and entitled to vote 5,691,777 shares of the Company's $0.01 par value common stock (the "Common Stock") and 1,897,381 shares of the Company's $0.01 Preferred Stock, Series B (the "Preferred Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share. The holders of record of Preferred Stock on the record date will be entitled to twelve votes per share.

         A copy of the Company's Form 10-KSB Annual Report for the fiscal year ended March 31, 2000 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 2000 has been or is being furnished (together with a copy of the Company's Form 10-QSB Quarterly Report for the first quarter ended June 30, 2000) with the proxy materials, which are being mailed on or about August 14, 2000 to the holders of record of Common Stock and Preferred Stock on the record date.

VOTING AND PROXY PROCEDURES

         Properly executed proxies received in time for the meeting will be voted. The proxy consists of two separate cards one for Common Stock and one for Preferred Stock. Please complete both cards. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted in favor of the Proposals below and to elect the persons named below as directors and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

         If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

         The holders of a majority of the total votes belonging to the Common Stock and Preferred Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A quorum will be represented by approximately 14,230,176 votes. The affirmative vote of a plurality of the total votes belonging to the Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total votes belonging to the Common and Preferred Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

         Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

         The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                         OWNERSHIP OF VOTING SECURITIES

         The following table sets forth the number and percentage of shares of the Company's Common Stock and Preferred Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock and Preferred Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

BENEFICIAL HOLDERS OF MORE THAN 5% OF COMMON STOCK AND PREFERRED STOCK, SERIES B


------------------ --------------------------------------------------- ------------------------ ---------------
                                                                        AMOUNT AND NATURE OF      PERCENTAGE
 TITLE AND CLASS    NAME AND ADDRESS  OF  BENEFICIAL OWNERS             BENEFICIAL OWNERSHIP       OF CLASS
------------------ --------------------------------------------------- ------------------------ ---------------
   Common Stock    Howard Amster(1)                                             885,425(1)         15.55%(2)
                   205 Express Street
                   Plainview, New York  11803
------------------ --------------------------------------------------- ------------------------ ---------------

Preferred Stock,   Howard Amster(3)                                             295,142(3)         15.55%(4)
  Series B(11)     205 Express Street
                   Plainview, New York  11803
------------------ --------------------------------------------------- ------------------------ ---------------

  Common Stock     FMR, Corp.(5)                                                570,723(5)         10.03%(2)
                   82 Devonshire Street
                   Boston, Massachusetts  02109
------------------ --------------------------------------------------- ------------------------ ---------------

Preferred Stock,   FMR, Corp.(6)                                                190,241(6)         10.03%(4)
  Series B(11)     82 Devonshire Street
                   Boston, Massachusetts  02109
------------------ --------------------------------------------------- ------------------------ ---------------

  Common Stock     Herzog, Heine, Geduld, Inc.                                  646,426            11.36%(2)
                   26 Broadway
                   New York, New York 10004
------------------ --------------------------------------------------- ------------------------ ---------------

Preferred Stock,   Herzog, Heine, Geduld, Inc.                                  215,475            11.36%(4)
   Series B(11)    26 Broadway
                   New York, New York 10004
------------------ --------------------------------------------------- ------------------------ ---------------

  Common Stock     John C. Loring(7)                                          1,808,780(7)         31.78%(2)
                   205 Express Street
                   Plainview, New York  11803
------------------ --------------------------------------------------- ------------------------ ---------------

Preferred Stock,   John C. Loring(8)                                            602,927(8)         31.78%(4)
   Series B(11)    205 Express Street
                   Plainview, New York  11803
------------------ --------------------------------------------------- ------------------------ ---------------

  Common Stock     Michael McGuire(9)                                           302,975(9)          5.32%(2)
                   205 Express Street
                   Plainview, New York  11803
------------------ --------------------------------------------------- ------------------------ ---------------

Preferred Stock,   Michael McGuire(10)                                          100,992(10)         5.32%(4)
   Series B(11)    205 Express Street
                   Plainview, New York  11803
------------------ --------------------------------------------------- ------------------------ ---------------


  " Footnotes follow the next table "

OFFICER AND DIRECTOR HOLDINGS OF COMMON STOCK AND PREFERRED STOCK, SERIES B


---------------- ------------------------------------------------------ ------------------------- ------------------
                                                                          AMOUNT AND NATURE OF       PERCENTAGE
TITLE AND CLASS    NAME AND ADDRESS  OF  BENEFICIAL OWNERS                BENEFICIAL OWNERSHIP        OF CLASS
---------------- ------------------------------------------------------ ------------------------- ------------------
 Common stock      Howard Amster(1)                                            885,425(1)            15.55%(2)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred       Howard Amster(3)                                            295,142(3)            15.55%(4)
 Stock, Series
      B(11)
---------------- ------------------------------------------------------ ------------------------- ------------------

 Common stock      John C. Loring(7)                                         1,808,780(7)            31.78%(2)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred       John C. Loring(8)                                           602,927(8)            31.78%(4)
 Stock, Series
      B(11)
---------------- ------------------------------------------------------ ------------------------- ------------------

 Common stock      Michael McGuire(9)                                          302,975(9)             5.32%(2)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred       Michael McGuire(10)                                         100,992(10)            5.32%(4)
 Stock, Series
      B(11)
---------------- ------------------------------------------------------ ------------------------- ------------------

 Common stock      Mark Schindler                                                1,449                    *(2)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred       Mark Schindler                                                  483                    *(4)
 Stock, Series
      B(11)
---------------- ------------------------------------------------------ ------------------------- ------------------

 Common stock      David S. Zlatin                                                   0                    *(2)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred       David S. Zlatin                                                   0                    *(4)
 Stock, Series
      B(11)
---------------- ------------------------------------------------------ ------------------------- ------------------

 Common stock      Wayne Miller                                                 54,000                    *(2)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred       Wayne Miller                                                 18,001                    *(4)
 Stock, Series
      B(11)
---------------- ------------------------------------------------------ ------------------------- ------------------

 Common stock      All Other Officers                                           35,000                    *(2)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred       All Other Officers                                           11,667                    *(4)
 Stock, Series
      B(11)
---------------- ------------------------------------------------------ ------------------------- ------------------

 Common stock      All  Officers  and  Directors as a group (9 persons)      3,087,629(1,5,7&9)      54.25%(2)
                   (1,5,7&9)
---------------- ------------------------------------------------------ ------------------------- ------------------
   Preferred
 Stock, Series     All  Officers  and  Directors  as a group (9 persons)     1,029,212(3,6,8&10)     54.24%(4)
      B(11)        (3,6,8&10)
---------------- ------------------------------------------------------ ------------------------- ------------------

*  Less than 1%.

(1) Does not include 281,025 Common shares owned by The Madav IX Foundation. Howard Amster is a director of The Madav IX Foundation but disclaims any beneficial ownership of its shares.

(2)  Based on 5,691,777 Common shares outstanding.

(3) Does not include 93,675 Preferred, Series B shares owned by The Madav IX Foundation. Howard Amster is a director of The Madav IX Foundation but disclaims any beneficial ownership of its shares.

(4)  Based on 1,897,381 Preferred, Series B shares outstanding.

(5) 565,723 Common shares are beneficially owned by Fidelity Equity Income Fund, its wholly owned subsidiary.

(6) 188,574 Preferred , Series B shares are beneficially owned by Fidelity Equity Income Fund, its wholly owned subsidiary

(7) Includes 271,970 Common shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(8) Includes 90,657 Preferred shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(9) Includes 104,537 Common shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(10) Includes 34,846 Preferred, Series B shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(11) The Common Stock is entitled to one vote per share, Preferred Stock, Series B is entitled to vote on all matters which the Common Stock can vote on and is entitled to twelve votes per share. Beginning on July 31, 2001 and thereafter, at the option of the holder, a share of the Preferred Stock is convertible into a share of the Common Stock.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Pursuant to the Company's by-laws as amended at the previous annual meeting, the Class I director, a class consisting of a single director (presently Michael McGuire), is to be elected to a term of three years at this annual meeting.

         The Board of Directors has nominated Michael McGuire to continue as the Company's Class I Director and it is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

         Management of the Company does not contemplate that the nominee will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

         The enclosed form of proxy provides a means to vote for the nominee listed therein or to withhold authority to vote for such nominee. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominee listed therein or for other nominees as provided above.


                      DIRECTORS AND OFFICERS OF THE COMPANY

The following table sets forth for current officers and directors and the nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director or officer of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The present terms of the directors for Classes I, II, & III are for three years respectively and for all directors elected at this annual meeting and hereafter regardless of class, three years, or until their respective successors are elected and qualified. The terms of the classes of directors are staggered in order of roman numeral class number so that one class of directors is elected each year. The terms of officers expire at the pleasure of the Board of Directors.

NAME, AGE, CAL. YEAR FIRST
BECAME A DIRECTOR OR OFFICER
& DIRECTOR CLASS IF APPLICABLE                    PRINCIPAL OCCUPATION
------------------------------                    --------------------

Howard Amster                      Principle with Ramat Securities, Inc., Cleveland, Ohio.
Director                           Director, Geauga Savings Bank, a northern Ohio savings and
52 - since 1992                    loan; formerly Trustee, CleveTrust Realty Investors, a
Class III Director                 former real estate company.


John C. Loring                     Attorney and private investor, Chicago, Illinois. Director
Director and Chairman              of Geauga Savings Bank, a northern Ohio savings and loan,
56 - since 1988                    and formerly: Vice Chairman and a director of GalVest, Inc.,
Class III Director                 a Houston oil and gas company, director of Weatherford
                                   International, a Houston well servicing company, director of
                                   Fleet Aerospace, Inc., a Toronto manufacturer of components for the aerospace market, and director of Guardian
                                   Bankcorp., Inc., a former Los Angeles Bank.


Michael McGuire                     Mr. Michael McGuire joined the Company in 1969. Prior to
Director, CEO                       becoming CEO and President he was the Company's General
and President                       Manager and Director of Operations. Mr. Michael McGuire is
45 - since 1991                     not related to Mr. Robert McGuire.
Class I Director and
nominated to continue
as such


Robert  McGuire                     Mr. Robert McGuire joined the Company in 1981. Prior to
Executive Vice President            becoming an Executive Vice President he held the position of
50 - since 1997                     Warehouse Manager. He has worked in the distribution
                                    industry since 1976. Mr. Robert McGuire is not related to
                                    Mr. Michael McGuire.


Wayne Miller                         Mr. Miller joined the Company in 1996 as the Director of New
Executive Vice President             Business Development. Prior to joining the Company Mr.
45 - since 1997                      Miller was Director of Sales for Summit Radio Corporation
                                     for a year and a half and prior to that time General Manager of Time Electronics, Inc., a division of Avnet, Inc., for
                                     fifteen years. He has worked in the electronics distribution industry since 1975.


Lori A. Sarnataro                    Prior to joining the Company in 1998, Ms. Sarnataro, a
CFO, Executive Vice President,       Certified Public Accountant, was employed with Physician
Treasurer                            Computer Network, Inc. for five years as Manager of
and Secretary                        Corporate Accounting and Systems Implementation. Prior to
35 - since 1998                      that she was employed with KPMG LLP for five years as a
                                     Senior Auditor and Tax Specialist.



Mark Schindler                        Mr. Schindler is a self-employed consultant, private
Director                              investor, and a partner in Madison Venture Capital II, Inc.,
78 - since 1960                       New York, New York. Mr. Schindler is also a Vice President,
Class II Director                     Secretary and Director of Kushi Natural Foods Corp. and
                                      formerly owned his own electronics distribution business.
                                      Mr. Schindler was formerly a Director of Natural Child Care,
                                      Inc./Winners All International, Ltd./Erecotes Industries,
                                      Inc., Light Savers U.S.A., Inc. which became Hospitality
                                      Worldwide Services, Inc. and later became Hotel Works.com,
                                      Servtex International Inc. which became Hymedix, Inc. and
                                      Director and Treasurer of KMC which became APGI and later
                                      became Tal Wireless Networks, Inc.. Mr. Schindler founded
                                      Astrex, Inc.


Nancy Shields                         Ms. Shields joined the Company in 1990. Prior to becoming
Executive Vice President              Vice President she was the Corporate Product Manager and has
43 - since 1995                       worked in the electronics distribution industry since 1977.


David S. Zlatin                       Chief Operating Officer of Ramat Securities, Ltd., Rabbi and
Director                              private investor.
48 - since 1993
Class II Director

         Messrs. Amster, Loring and Michael McGuire are members of the Board Executive Committee. In addition John C. Loring is Chairman and Secretary of the Company's wholly owned subsidiary AVest, Inc., and David Zlatin is President and Treasurer of AVest, Inc. They are also AVest's two directors. The directors of the Company's wholly owned subsidiary T.F. Cushing, Inc. are the same as for the Company and Mr. Michael McGuire is its President and Chief Operating Officer and Ms. Sarnataro is its Chief Financial Officer, Treasurer and Secretary.

         The Board of Directors held 2 meetings during fiscal year ended March 31, 2000. Each of the directors of the Company attended each of those meetings except for Mr. Howard Amster who was excused from one meeting. Other than the Executive Committee there were no active standing committees of the Board of Directors during that fiscal year. During that fiscal year the Board of Directors fee for each director who is not a full time employee of the Company was $1,500 plus a `per meeting' fee of $750. Pursuant to this arrangement each of the directors other than Mr. McGuire, received $3,000 except for Mr. Howard Amster who received $2,250. In addition, during the fiscal year ended March 31, 2000 (i) Mr. Loring for services as Chairman of the Board and the Executive Committee received $29,333 and $47,000 respectively, and (ii) Mr. Amster for his services on the Executive Committee received $47,000. During the fiscal year ended March 31, 1999 Mr. Loring received $25,000 for services as Chairman of the Board and $15,000 for services with respect to the Enigma transaction and certain other matters and Messrs. Amster and Loring each received $29,500 for services with respect to the Executive Committee.

For the fiscal year to end March 31, 2001 each director not a full time employee of the Company will receive a director fee of the greater of $6,000 or if there are more then four directors meetings during the fiscal year, $1,500 per meeting attended. In addition Mssrs. Amster and Loring will each receive $48,000 for services with respect to the Executive Committee and Mr. Loring will receive $26,000 plus $5,000 for ordinary office expenses for services as Chairman of the Board.


                            COMPENSATION OF OFFICERS

         The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries for services to its Chief Executive Officer and its Executive Vice President of Sales during fiscal years ended March 31, 2000, 1999 and 1998. Other then Mr. Michael McGuire and Mr. Miller there were no executive officers of the Company whose compensation was or exceeded $100,000. The Company (i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans for the years in question, (ii) has not awarded any bonuses during or for the years in question, except as set forth in the table below, and to two other executive officers, and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers.

         In the first quarter of fiscal year ended March 31, 1997, the Company awarded 135,000 unregistered forfeitable shares of the Company's common stock to 19 employees (including Mr. Michael McGuire who received 15,000 shares), none of whom received more than 15,000 shares. The award provided that to the extent an employee ceased to be employed by the Company prior to April 1, 2000 (other than on account of death) the shares awarded to said employee were forfeited to the Company. At March 31, 2000, 100,000 shares of the original 135,000 shares vested according to the terms of the award, 35,000 shares having been previously forfeited by persons leaving the employ of the Company during the four year vesting period. It is not expected that any cash dividends will be paid on these shares for the foreseeable future.

         On July 5, 2000 20,000 and 10,000 shares of the Company's Common Stock were awarded to Mr. Michael McGuire and Mr. Wayne Miller, respectively. These shares are subject to forfeiture to the extent they leave the employ of the Company prior to June 30, 2002. Mr. Michael McGuire received an additional 20,000 shares of the Company's Common Stock subject to forfeiture if he takes certain actions prior to July 31, 2001. All Common Stock issued in July 2000 participated in the Preferred Stock dividend

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
NAME AND                                                 ANNUAL COMPENSATION                    AWARDS
PRINCIPAL POSITION                                   --------------------------            RESTRICTED STOCK
($)                                  FISCAL YEAR     SALARY ($)       BONUS ($)                 AWARDS
------------------                   -----------     ----------       ---------         ----------------------
----------------------------------- ------------- ------------------ ------------------- --------------------
Michael McGuire  (2)                   2000       $231,438            $86,518                 - (1)
----------------------------------- ------------- ------------------ ------------------- --------------------
CEO & President                        1999       $164,577            $61,000                 -
----------------------------------- ------------- ------------------ ------------------- --------------------
                                       1998       $161,000            $57,360                 -
----------------------------------- ------------- ------------------ ------------------- --------------------

----------------------------------- ------------- ------------------ ------------------- --------------------
Wayne Miller        (2)                2000       $113,305            $18,000                 - (1)
----------------------------------- ------------- ------------------ ------------------- --------------------
Executive Vice President of Sales      1999       $105,023                  -                 -
----------------------------------- ------------- ------------------ ------------------- --------------------
                                       1998       $101,506                  -                 -
----------------------------------- ------------- ------------------ ------------------- --------------------


(1) Mr. McGuire and Mr. Miller were each given 15,000 unregistered forfeitable shares of Common stock as compensation in fiscal year 1997 with a fair market value of 31 cents per share. These shares were forfeitable to the extent they ceased to be employed by the Company (other than on account of death) before April 1, 2000. At March 31, 2000 the fair market value of the 30,000 shares were 84 cents per share for an aggregate fair value of $25,200.
(2) In fiscal year 2001 Mr. Miller and Mr. McGuire received 10,000 and 20,000 Common stock, respectively. These shares are forfeitable to the extent they cease to be employed by the Company (other than account of death) before July 1, 2002. In addition, Mr. McGuire received an additional 20,000 shares of Common stock which are forfeitable if he takes certain actions prior to July 31, 2001. Mr. McGuire's compensation voted on for the fiscal year end 2001 is a base salary of $232,200 and a bonus, subject to final Board of Directors approval, equal to 25% of the Company's pretax net income, before bonus accruals, above $265,000. Mr. Miller `s compensation for fiscal year end 2001 is expected to be a base salary of $112,000 plus the possibility of a bonus.

         The Company is not aware of any persons who failed to file on a timely basis any reports relating to the Company required by Section 16(a) of the Securities Exchange Act during the fiscal year that ended March 31, 1999 or thereafter.


                              RELATED TRANSACTIONS

         During the Fiscal Year ended March 31, 1999, in July 1998, in order to fund a business acquisition the Company privately placed 1,200,000 initially (and still) unregistered shares of Astrex common stock with its Chairman of the Board and certain members of his family at twenty five cents a share for a total consideration of $300,000. At that time the per share market price of registered Astrex common stock was reported to have been 11/32 bid and 7/16 asked. The subscription agreement provided among other things that in the event the Company did not make a rights offering on similar terms to substantially all its shareholders by November 1998 (which in fact did not occur) then the Company would have an option, but not the obligation to buy back the 1,200,000 shares during February 1999 for $318,000 (which, if the private placement/option was viewed as a loan would have suggested a 10% interest rate on an annualized basis). The Company did not make a rights offering by November 1998 (or thereafter). In February 1999 the Board of Directors, without the participation in any way of Mr. Loring, determined that it would not be in the best interests of the Company to exercise the Company's option for those 1,200,000 shares.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Grant Thornton LLP as the Company's independent public accountants for the current year. Representatives of Grant Thornton LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company selects and ratifies the appointments of the independent public accountants for the Company.

In fiscal year ended March 31, 1999 the Company's independent public accountants were changed from KPMG LLP ("KPMG") to Grant Thornton LLP. The Company had and continues to have good relations with KPMG, however in order to maintain it's audit fees closer to past levels the Company engaged Grant Thornton to perform the audit of the Company for the year ended March 31, 1999. While KPMG had indicated it intended to increase its fees if it were engaged to perform the audit of the Company for the year to end March 31, 1999 it did not resign, or in any way decline to perform that audit if requested, and it had not been dismissed by the Company. KPMG's accountant reports on the financial statements of the Company for fiscal years ended March 31, 1997 and 1998 did not contain any adverse opinions or disclaimer of opinions or modifications as to uncertainty, audit scope or accounting principles. There had been no resolved or unresolved disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to KPMG's satisfaction would have caused it to make reference to the subject in connection with its report. KPMG had NOT advised the Company that it had inadequate internal controls necessary to develop reliable financial statements, had NOT advised the Company that it was unwilling to rely on management's representations or be associated with financial statements prepared by management, and had NOT advised the Company that the scope of the audit should be expanded, or that information had come to its attention which might, or which upon further investigation might, materially impact the fairness or reliability of any previously issued or to be issued audit report or the underlying financial statements or preclude the issuance of an unqualified audit report.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company for the fiscal year to end March 31, 2001 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than June 30, 2001, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                      PROXY

                                  ASTREX, INC.

                                  COMMON STOCK

                  205 EXPRESS STREET PLAINVIEW, NEW YORK 11803
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2000 to be held on September 12, 2000 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated August 8, 2000, as follows on the reverse side of this proxy card:


                         (TO BE SIGNED ON REVERSE SIDE)

                                  COMMON STOCK


Please mark your
votes as in this
example.


1.  Election of Director

         Class I (for the term of three years and until a successor is elected and shall have been qualified to so serve)

         Nominees:    Mr. Michael McGuire

         []  For the nominee listed above      []  Withhold authority to vote
                                                   for the nominee listed above


In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1
AND FOR THE NOMINATED DIRECTOR.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

SIGNATURE  ______________________________      DATE   __________________


SIGNATURE  ______________________________      DATE   __________________
             Signature if held jointly

NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                                      PROXY

                                  ASTREX, INC.

                            PREFERRED STOCK, SERIES B

                  205 EXPRESS STREET PLAINVIEW, NEW YORK 11803
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Preferred Stock, Series B of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2000 to be held on September 12, 2000 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated August 8, 2000, as follows on the reverse side of this proxy card:


                         (TO BE SIGNED ON REVERSE SIDE)

Please mark your
votes as in this
example.


1.  Election of Director

         Class I (for the term of three years and until a successor is elected and shall have been qualified to so serve)

         Nominee:    Mr. Michael McGuire

         []  For the nominee listed above      []  Withhold authority to vote
                                                   for the nominee listed above


In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1
AND FOR THE NOMINATED DIRECTOR.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

SIGNATURE  ______________________________      DATE   __________________


SIGNATURE  ______________________________      DATE   __________________
             Signature if held jointly


NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.